UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2005

Structured Products Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-32102	13-3692801
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

388 Greenwich Street, New York, New York	10013
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number including area code	(212) 816-7496.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

This current report on Form 8-K relates to a distribution made to holders of the Certificates issued by the CorTS Trust III for SAFECO Capital Trust I.

The issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Periodic reports and other information required to be filed pursuant to the Exchange Act, by the issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission (the "Commission") at 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system. Neither Structured Products Corp. nor the trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Structured Products Corp. nor the trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, or the underlying securities have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits:

	1.	Trustee’s Report with respect to the July 15, 2005 Distribution Date for the CorTS Trust III for SAFECO Capital Trust I

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: /s/ Mark C. Graham
Name: Mark C. Graham
Title: Authorized Signatory

July 15, 2005

EXHIBIT INDEX

Exhibit		Page
1	Trustee’s Report with respect to the July 15, 2005 Distribution Date for the CorTS Trust III for SAFECO Capital Trust I	5

Exhibit 1

To the Holders of:
CorTS Trust III for SAFECO Capital Trust I 8.072% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP:	22081S203

U.S. Bank Trust National Association, as Trustee for the CorTS Trust III for SAFECO Capital Trust I, hereby gives notice with respect to the Distribution occurring on July 15, 2005 (the “Distribution Date”) as follows:

1.

The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $25 Certificate, is as set forth below:

Principal	Interest	Total Distribution
$0.000000	$1.009000	$1.009000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$40,775,000 aggregate principal amount of SAFECO Capital Trust I 8.072% Capital Securities due July 15, 2037 (the “Term Assets”) are held for the above trust.

5.	At the close of business on the Distribution Date, 1,631,000 Certificates representing $40,775,000 Aggregate Certificate Principal Balance were outstanding.

6.

The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor’s Ratings Services by calling 212-438-2400 and from Moody’s Investor’s Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee